UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21609

Western Asset Variable Rate Strategic Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2013

ITEM 1.                 REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

March 31, 2013

Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

(GFY)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Variable Rate Strategic Fund Inc.

Fund objective

The Fund’s investment objective is to maintain a high level of current income.

What’s inside

Letter from chairman	II
Investment commentary	III
Fund at a glance	1
Spread duration	2
Effective duration	3
Schedule of investments	4
Statement of assets and liabilities	19
Statement of operations	20
Statements of changes in net assets	21
Financial highlights	22
Notes to financial statements	23
Board approval of management and subadvisory agreements	42
Additional shareholder information	49
Dividend reinvestment plan	50

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Variable Rate Strategic Fund Inc. for the six-month reporting period ended March 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 41.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 26, 2013

Western Asset Variable Rate Strategic Fund Inc.	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended March 31, 2013 (the “reporting period”), but it did so in fits and starts. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. The reporting period then ended on a positive note, as the U.S. Department of Commerce’s initial estimate for first quarter 2013 GDP growth was 2.5%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.2% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February and 7.6% in March, the lowest level since December 2008. However, the decline in March was partially due to people leaving the workforce. In addition, the number of longer-term unemployed continues to be a headwind for the economy, as nearly 40% of the 11.7 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales slipped 0.6% on a seasonally adjusted basis in March 2013 versus the previous month, but were 10.3% higher than in March 2012. In addition, the NAR reported that the median existing-home price for all housing types was $184,300 in March 2013, up 11.8% from March 2012. This marked the thirteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose modestly in March to a 4.7 month supply at the current sales pace, it was 16.8% lower than in March 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s PMI (“PMI”)ii, the U.S. manufacturing sector expanded for the second straight month in October 2012, with a reading of 51.7 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then fell to contraction territory with a reading of 49.5 in November. However, manufacturing expanded over the next four months, with the PMI at 51.3 in March 2013. During March, 14 of the 18 industries within the PMI expanded.

IV	Western Asset Variable Rate Strategic Fund Inc.

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting in March 2013, the Fed said it would continue its asset purchase program. It also stated that “When the Committee decides to begin to remove policy accommodation, it will take a balanced approach consistent with its longer-run goals of maximum employment and inflation of 2%.”

Q. Did Treasury yields trend higher or lower during the six months ended March 31, 2013?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.23%, matching its low over the six months ended March 31, 2013. It rose as high as 0.32% on October 22 and ended the period at 0.25%. The yield on the ten-year Treasury began the period at 1.65%. Ten-year Treasuries hit a low of 1.58% in mid-November 2012 and peaked at 2.07% on March 11, 2013, before ending the period at 1.87%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. However, the majority of spread sectors outperformed equal-durationv Treasuries given generally solid demand from investors looking to generate incremental yield in the low interest rate environment. For the six months ended March 31, 2013, the Barclays U.S. Aggregate Indexvi returned 0.09%.

Q. How did the high-yield market perform over the six months ended March 31, 2013?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap

Western Asset Variable Rate Strategic Fund Inc.	V

Indexvii, posted positive returns during all six months of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. All told, the high-yield market gained 6.28% for the six months ended March 31, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated mixed results during the six months ended March 31, 2013. After rising during the first half of the reporting period, the asset class declined over the second half of the period. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 0.95% over the six months ended March 31, 2013.

Performance review

For the six months ended March 31, 2013, Western Asset Variable Rate Strategic Fund Inc. returned 5.12% based on its net asset value (“NAV”)ix and 4.86% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Indexx returned 0.17% over the same time frame. The Lipper Global Income Closed-End Funds Category Averagexi returned 5.15% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.44 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2013 (unaudited)

Price Per Share	6-Month Total Return*
$18.96 (NAV)	5.12%†
$18.89 (Market Price)	4.86%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*  Total returns are based on changes in NAV or market price, respectively.

†  Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡  Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGFYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

VI	Western Asset Variable Rate Strategic Fund Inc.

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 26, 2013

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Common shares at any point in time may be worth less than when invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund invests in fixed- income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund.

However, the Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate securities in which the Fund invests float in response to changes in prevailing market interest rates. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and changes in political conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Variable Rate Strategic Fund Inc.	VII

i             Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii          The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii       The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv        The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v           Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi        The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii     The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii  The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix        Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x           The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

xi        Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

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Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†       The bar graph above represents the composition of the Fund’s investments as of March 31, 2013 and September 30, 2012. and does not include derivatives, such as future contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡       Represents less than 0.1%.

2	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Spread duration (unaudited)

Economic exposure — March 31, 2013

Total Spread Duration

GFY	— 2.55 years
Benchmark	— 0.00 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	3

Effective duration (unaudited)

Interest rate exposure — March 31, 2013

Total Effective Duration

GFY	— 1.11 years
Benchmark	— 0.25 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
IG Credit	— Investment Grade Credit
HY	— High Yield
MBS	— Mortgage Backed Securities
Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity

4	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited)

March 31, 2013

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 32.8%
Consumer Discretionary — 3.6%
Automobiles — 0.7%
Ford Motor Credit Co., LLC, Senior Notes	2.750%	5/15/15	590,000	$ 602,560
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000	286,462
Total Automobiles				889,022
Consumer Finance — 0.2%
Abbey National Treasury Services PLC, Senior Notes	1.881%	4/25/14	180,000	181,745	(a)
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000	35,362
Hotels, Restaurants & Leisure — 0.6%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	175,000	187,031
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	218,000	206,010	(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	128,236	137,854	(b)(c)
MGM Resorts International, Senior Notes	7.625%	1/15/17	230,000	256,450
Snoqualmie Entertainment Authority, Senior Secured Notes	4.223%	2/1/14	10,000	10,000	(a)(b)
Total Hotels, Restaurants & Leisure				797,345
Household Durables — 0.0%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	40,000	40,718
Media — 1.8%
Comcast Corp., Senior Notes	6.500%	1/15/17	400,000	478,503
DISH DBS Corp., Senior Notes	6.750%	6/1/21	400,000	446,000
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	600,000	631,500	(b)
News America Inc., Notes	5.300%	12/15/14	200,000	215,302	(d)
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	400,000	430,035
UPC Holding BV, Senior Notes	9.875%	4/15/18	30,000	33,638	(b)
Total Media				2,234,978
Specialty Retail — 0.3%
Lowe’s Cos. Inc., Senior Notes	2.125%	4/15/16	300,000	312,541
Total Consumer Discretionary				4,491,711
Consumer Staples — 2.4%
Beverages — 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	90,000	95,550
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.875%	2/15/16	300,000	318,142
Total Beverages				413,692

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	5

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Food & Staples Retailing — 0.5%
Kroger Co., Notes	3.900%	10/1/15	360,000	$ 384,910
Wal-Mart Stores Inc., Senior Notes	2.800%	4/15/16	300,000	319,351
Total Food & Staples Retailing				704,261
Food Products — 0.4%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	104,000	124,282
Mondelez International Inc., Senior Notes	2.625%	5/8/13	260,000	260,509	(d)
Mondelez International Inc., Senior Notes	5.375%	2/10/20	96,000	114,386
Total Food Products				499,177
Tobacco — 1.2%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	70,000	74,287
Altria Group Inc., Senior Notes	9.250%	8/6/19	350,000	488,484
BAT International Finance PLC, Senior Notes	1.400%	6/5/15	600,000	607,462	(b)(d)
Reynolds American Inc., Senior Secured Notes	7.300%	7/15/15	270,000	307,500
Total Tobacco				1,477,733
Total Consumer Staples				3,094,863
Energy — 5.3%
Energy Equipment & Services — 0.3%
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	60,000	65,400	(b)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	350,000	366,625
Total Energy Equipment & Services				432,025
Oil, Gas & Consumable Fuels — 5.0%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	160,000	170,216	(d)
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	240,000	286,751
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	530,000	559,954	(d)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	285,000	324,900
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	150,000	164,625
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	160,000	178,000
Devon Energy Corp., Senior Notes	2.400%	7/15/16	400,000	414,908
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	80,000	92,068	(a)
Enterprise Products Operating LLC, Senior Notes	3.200%	2/1/16	450,000	477,804
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	120,000	139,344	(a)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	170,000	197,799
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	210,000	239,589	(b)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	288,000	(b)
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	250,000	262,871
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	780,000	862,972
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	40,000	45,600
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	550,000	607,750

See Notes to Financial Statements.

6	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Shell International Finance BV, Senior Notes	3.100%	6/28/15	380,000	$ 401,863	(d)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	241,000	(b)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	229,000	309,120
Total Oil, Gas & Consumable Fuels				6,265,134
Total Energy				6,697,159
Financials — 12.3%
Capital Markets — 1.6%
Goldman Sachs Capital III, Preferred Securities	4.000%	5/13/13	550,000	458,562	(a)(e)
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	340,000	348,379
Morgan Stanley, Senior Notes	2.792%	5/14/13	310,000	310,823	(a)
Morgan Stanley, Senior Notes	6.000%	5/13/14	400,000	421,714
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	400,000	422,458
Total Capital Markets				1,961,936
Commercial Banks — 3.1%
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	200,000	224,813
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	400,000	402,529
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000	205,216
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	370,000	378,947
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, Senior Notes	3.375%	1/19/17	190,000	203,599
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	620,000	681,225	(a)(b)(e)
Danske Bank A/S, Senior Notes	1.355%	4/14/14	300,000	301,712	(a)(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	140,000	139,979	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	260,000	349,915	(a)(b)(e)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/13/13	300,000	301,425	(a)(e)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	450,000	471,396
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	250,000	270,534
Total Commercial Banks				3,931,290
Consumer Finance — 3.8%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	307,000	330,792
Ally Financial Inc., Senior Notes	8.000%	3/15/20	280,000	348,600
American Express Co., Senior Notes	2.650%	12/2/22	517,000	507,707
GMAC Inc., Senior Notes	2.487%	12/1/14	1,956,000	1,959,351	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	500,000	592,589
SLM Corp., Notes	0.601%	1/27/14	700,000	694,211	(a)
Toyota Motor Credit Corp., Senior Notes	2.000%	9/15/16	400,000	414,512
Total Consumer Finance				4,847,762

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	7

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 3.5%
Bank of America Corp., Senior Notes	3.750%	7/12/16	600,000	$ 638,633
Bank of America Corp., Senior Notes	1.354%	3/22/18	660,000	660,154	(a)
CDP Financial Inc., Senior Notes	3.000%	11/25/14	300,000	311,858	(b)
Citigroup Inc., Senior Notes	6.375%	8/12/14	850,000	911,221	(d)
Citigroup Inc., Senior Notes	5.500%	10/15/14	120,000	128,099	(d)
General Electric Capital Corp., Senior Notes	2.950%	5/9/16	550,000	581,805
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	490,000	578,813
JPMorgan Chase & Co., Senior Notes	3.150%	7/5/16	550,000	583,610
Total Diversified Financial Services				4,394,193
Insurance — 0.1%
American International Group Inc., Senior Notes	3.750%	11/30/13	170,000	173,497	(b)
Thrifts & Mortgage Finance — 0.2%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	240,000	256,833
Total Financials				15,565,511
Health Care — 0.9%
Health Care Providers & Services — 0.9%
Humana Inc., Senior Notes	6.450%	6/1/16	300,000	346,387
McKesson Corp., Senior Notes	3.250%	3/1/16	300,000	321,744
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	326,000	367,565
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	80,000	85,500
Total Health Care				1,121,196
Industrials — 1.2%
Airlines — 0.2%
Air 2 US, Notes	8.027%	10/1/19	73,144	76,802	(b)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	148,000	152,625	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	55,259	60,856
Total Airlines				290,283
Commercial Services & Supplies — 0.3%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	52,000	46,540	(b)
Waste Management Inc., Senior Notes	2.600%	9/1/16	300,000	314,725
Total Commercial Services & Supplies				361,265
Construction & Engineering — 0.5%
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	580,000	652,500	(b)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	80,000	91,100
Road & Rail — 0.1%
Kansas City Southern de Mexico SA de CV, Senior Notes	12.500%	4/1/16	163,000	173,187
Total Industrials				1,568,335

See Notes to Financial Statements.

8	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.2%
IT Services — 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	100,000	$ 104,750	(b)
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	130,000	143,325	(b)
Total Information Technology				248,075
Materials — 2.8%
Containers & Packaging — 0.2%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	250,000	269,687
Metals & Mining — 2.4%
ArcelorMittal, Senior Notes	4.250%	2/25/15	350,000	361,977
ArcelorMittal, Senior Notes	4.250%	8/5/15	50,000	51,996
Barrick Gold Corp., Senior Notes	1.750%	5/30/14	250,000	252,816
Barrick International Barbados Corp., Senior Notes	5.750%	10/15/16	200,000	227,301	(b)
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	300,000	296,116
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	500,000	522,394
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	370,000	412,550
Vale Overseas Ltd., Notes	6.250%	1/23/17	338,000	387,329
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	390,000	407,550	(b)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	70,000	73,150	(b)
Total Metals & Mining				2,993,179
Paper & Forest Products — 0.2%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	199,000	222,383
Total Materials				3,485,249
Telecommunication Services — 2.9%
Diversified Telecommunication Services — 1.8%
Axtel SAB de CV, Senior Secured Notes, step bond	7.000%	1/31/20	188,000	167,320	(b)
British Telecommunications PLC, Senior Notes	2.000%	6/22/15	280,000	286,621
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	45,000	43,425
Deutsche Telekom International Finance BV, Senior Notes	4.875%	7/8/14	300,000	315,530	(d)
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	140,000	158,197
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	140,000	157,325
Qwest Corp., Senior Notes	3.530%	6/15/13	250,000	250,887	(a)
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	320,000	338,006
Telefonica Emisiones SAU, Senior Notes	3.992%	2/16/16	230,000	240,313

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	9

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	300,000	$ 336,067
Total Diversified Telecommunication Services				2,293,691
Wireless Telecommunication Services — 1.1%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	125,000	130,625
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	300,000	333,469	(d)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000	667,875
Vodafone Group PLC, Senior Notes	5.000%	12/16/13	266,000	274,433	(d)
Total Wireless Telecommunication Services				1,406,402
Total Telecommunication Services				3,700,093
Utilities — 1.2%
Electric Utilities — 0.3%
Edison International, Senior Notes	3.750%	9/15/17	300,000	327,191
Independent Power Producers & Energy Traders — 0.6%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	252,000	277,830	(b)
Energy Future Intermediate Holding Co. LLC/ EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	459,000	522,686
Total Independent Power Producers & Energy Traders				800,516
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	1.950%	8/15/16	400,000	412,831
Total Utilities				1,540,538
Total Corporate Bonds & Notes (Cost — $38,787,050)				41,512,730
Asset-Backed Securities — 20.8%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	793,754	619,105
Access Group Inc., 2005-B A2	0.531%	7/25/22	257,978	254,085	(a)
Ameriquest Mortgage Securities Inc., 2002-AR1 M1	1.273%	9/25/32	207,456	188,370	(a)
Ameriquest Mortgage Securities Inc., 2005-R1 M1	0.654%	3/25/35	730,972	720,674	(a)
Argent Securities Inc., 2003-W3 M1	1.329%	9/25/33	106,059	103,869	(a)
Argent Securities Inc., 2003-W8 M1	1.254%	12/25/33	582,605	563,187	(a)
Argent Securities Inc., 2005-W3 A2D	0.544%	11/25/35	636,857	582,108	(a)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.104%	10/27/32	32,608	30,243	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-SD3 1A	0.694%	7/25/35	517,329	508,190	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	865,827	673,767
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	480,032	494,250
Citigroup Mortgage Loan Trust Inc., 2005-OPT1 M1	0.834%	2/25/35	244,419	223,609	(a)
Citigroup Mortgage Loan Trust Inc., 2005-OPT4 M2	0.634%	7/25/35	750,000	738,308	(a)

See Notes to Financial Statements.

10	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.854%	2/25/34	631,145	$ 660,666
Countrywide Asset-Backed Certificates, 2004-BC1 M1	0.954%	2/25/34	127,594	120,022	(a)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.104%	10/25/47	792,946	648,038	(a)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.353%	11/15/36	813,005	697,143	(a)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	600,000	641,740	(b)
EFS Volunteer No. 3 LLC, 2012-1 A3	1.202%	4/25/33	640,000	643,484	(a)(b)
EMC Mortgage Loan Trust, 2004-C A1	0.754%	3/25/31	161,869	154,165	(a)(b)
Equity One ABS Inc., 2004-1 AF5	5.110%	4/25/34	300,000	296,004
First Franklin Mortgage Loan Asset-Backed Certificates, 2005-FFH4 2A4	0.554%	12/25/35	217,006	210,860	(a)
First Horizon ABS Trust, 2007-HE1 A	0.334%	9/25/29	90,077	77,901	(a)
Ford Credit Auto Lease Trust, 2012-B A2	0.540%	11/15/14	600,000	600,337
Greenpoint Home Equity Loan Trust, 2004-4 A	0.763%	8/15/30	369,673	278,829	(a)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	226,338	221,653
GSAMP Trust, 2004-OPT B1	1.804%	11/25/34	82,517	55,760	(a)
GSAMP Trust, 2004-SEA2 M2	1.454%	3/25/34	1,000,000	703,663	(a)
GSRPM Mortgage Loan Trust, 2007-1 A	0.604%	10/25/46	128,262	96,929	(a)(b)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	580,000	581,187	(b)
Home Equity Mortgage Trust, 2006-2 2A1	0.364%	7/25/36	539,360	171,392	(a)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.544%	2/25/36	130,538	126,755	(a)
Lehman XS Trust, (Structured Asset Securities Corp.), 2005-1 2A2	1.704%	7/25/35	955,671	882,541	(a)
Lehman XS Trust, 2005-5N 3A1A	0.504%	11/25/35	338,039	283,480	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.029%	9/25/31	234,371	188,268	(a)
Long Beach Mortgage Loan Trust, 2002-1 2M1	1.329%	5/25/32	439,196	397,847	(a)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	720,000	348,755
MASTR Specialized Loan Trust, 2007-1 A	0.574%	1/25/37	476,667	241,536	(a)(b)
Morgan Stanley ABS Capital I, 2007-NC2 M1	0.574%	2/25/37	378,066	429	(a)
Morgan Stanley Capital Inc., 2003-NC9 M	1.329%	9/25/33	1,069,958	817,870	(a)
Morgan Stanley Capital Inc., 2004-HE8 A7	1.264%	9/25/34	74,135	66,307	(a)
New Century Home Equity Loan Trust, 2004-3 M1	1.134%	11/25/34	638,898	580,993	(a)
Option One Mortgage Loan Trust, 2005-1 A4	0.604%	2/25/35	170,439	167,959	(a)
Origen Manufactured Housing, 2007-A A2	2.591%	4/15/37	776,854	639,024	(a)
Park Place Securities Inc., 2004-WHQ2 M2	0.834%	2/25/35	714,146	706,259	(a)
People’s Choice Home Loan Securities Trust, 2004-2 M1	1.104%	10/25/34	189,548	176,413	(a)
RAAC Series, 2006-RP2 A	0.454%	2/25/37	217,445	209,066	(a)(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	11

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
RAAC Series, 2006-RP3 A	0.474%	5/25/36	919,547	$ 780,503	(a)(b)
RAAC Series, 2006-RP4 A	0.494%	1/25/46	479,148	447,557	(a)(b)
RAAC Series, 2007-RP3 M1	1.004%	10/25/46	1,200,000	149,192	(a)(b)
RAAC Series, 2007-RP4 A	0.554%	11/25/46	979,426	711,716	(a)(b)
Renaissance Home Equity Loan Trust, 2003-1 A	1.064%	6/25/33	176,309	159,179	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.644%	8/25/33	150,280	142,772	(a)
Renaissance Net Interest Margin Trust, 2007-2 N	8.353%	6/25/37	128,633	1	(b)(f)(g)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.329%	8/25/33	44,478	38,069	(a)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	114,513	118,553
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.854%	9/25/34	367,900	326,120	(a)
SACO I Trust, 2005-WM3 A3	0.904%	9/25/35	186,552	77,899	(a)
SACO I Trust, 2006-3 A3	0.664%	4/25/36	368,186	195,067	(a)
SACO I Trust, 2006-4 A1	0.544%	3/25/36	388,865	310,304	(a)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	107,070	1	(b)(f)(g)
SLM Student Loan Trust, 2003-01 A5C	1.030%	12/15/32	434,423	430,758	(a)(b)
SLM Student Loan Trust, 2003-04 A5A	1.030%	3/15/33	185,837	185,720	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	1.030%	3/15/33	493,371	495,165	(a)(b)
SLM Student Loan Trust, 2012-06 A1	0.364%	2/27/17	210,351	210,365	(a)
SLM Student Loan Trust, 2012-E A1	0.953%	10/16/23	366,786	368,667	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	0.984%	6/25/35	230,707	228,153	(a)
Structured Asset Investment Loan Trust, 2004-9 M4	2.154%	10/25/34	125,540	63,402	(a)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	116,019	113,329	(b)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	547,618	552,743
Structured Asset Securities Corp., 2005-4XS 2A1A	1.952%	3/25/35	515,830	480,643	(a)
Structured Asset Securities Corp., 2005-SC1 1A1	0.474%	5/25/31	703,349	493,789	(a)(b)
Structured Asset Securities Corp., 2005-WF1 A3	0.534%	2/25/35	202,459	196,373	(a)
Structured Asset Securities Corp., 2006-GEL1 A2	0.554%	11/25/35	328,586	325,216	(a)(b)
Structured Asset Securities Corp., 2007-BC3 2A3	0.384%	5/25/47	290,000	103,319	(a)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	164,113	170,525	(a)
Total Asset-Backed Securities (Cost — $26,581,985)				26,268,140
Collateralized Mortgage Obligations — 32.5%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.474%	2/25/36	236,551	180,299	(a)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	143,186	151,290
Banc of America Funding Corp., 2004-B 6A1	2.543%	12/20/34	650,750	445,784	(a)
Banc of America Funding Corp., 2005-E 8A1	2.501%	6/20/35	594,152	369,897	(a)
Bayview Commercial Asset Trust, 2006-1A B2	1.904%	4/25/36	855,577	334,201	(a)(b)
Bear Stearns Alt-A Trust, 2004-03 A1	0.844%	4/25/34	602,810	566,559	(a)

See Notes to Financial Statements.

12	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Bear Stearns Alt-A Trust, 2004-10 1A3	1.204%	9/25/34	124,066	$ 122,545	(a)
Bear Stearns ARM Trust, 2004-08 11A1	2.654%	11/25/34	495,611	491,751	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-AC3 1A1	0.704%	7/25/35	701,835	511,210	(a)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.433%	7/20/35	672,755	550,751	(a)
Countrywide Home Loan, Mortgage Pass-Through Trust, 2004-29 2A1	0.534%	2/25/35	66,572	56,280	(a)
Countrywide Home Loans, 2004-20 2A1	2.843%	9/25/34	637,608	506,998	(a)
Countrywide Home Loans, 2004-R1 2A	6.500%	11/25/34	120,241	125,799	(b)
Countrywide Home Loans, 2005-HYB9 3A1A	2.783%	2/20/36	878,672	766,335	(a)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	294,243	300,062	(b)
Countrywide Home Loans, 2005-R3 AF	0.604%	9/25/35	487,541	411,939	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.624%	7/25/36	233,929	203,537	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.564%	3/25/35	399,219	348,678	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	4.784%	6/25/34	317,357	302,482	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR5 2A1A	0.533%	9/19/45	679,117	507,883	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.097%	3/19/46	364,047	239,688	(a)
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO	5.000%	1/15/19	406,155	8,851
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 2638 DI	5.000%	5/15/23	751,245	56,583
Federal Home Loan Mortgage Corp. (FHLMC), PAC-1 IO	5.000%	3/15/22	668,950	23,341
Federal National Mortgage Association (FNMA), STRIPS, IO	5.000%	7/1/33	2,826,753	359,830
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	1,016,603	89,840	(a)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.753%	3/20/60	182,762	184,352	(a)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.203%	5/20/60	156,366	160,781	(a)
Government National Mortgage Association (GNMA), 2010-H11 FA	1.203%	6/20/60	842,050	869,076	(a)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.652%	11/20/60	1,526,727	1,536,301	(a)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.702%	1/20/61	179,823	181,318	(a)
Government National Mortgage Association (GNMA), 2011-H05 FA	0.702%	12/20/60	358,175	361,127	(a)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	13

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2011-H05 FB	0.702%	12/20/60	208,228	$ 209,992	(a)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.652%	2/20/61	772,412	777,248	(a)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.702%	2/20/61	488,610	492,630	(a)
Government National Mortgage Association (GNMA), 2011-H08 FD	0.702%	2/20/61	561,343	565,955	(a)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.702%	3/20/61	921,754	929,745	(a)
Government National Mortgage Association (GNMA), 2011-H11 FB	0.702%	4/20/61	184,021	185,662	(a)
Government National Mortgage Association (GNMA), 2012-H18 NA	0.722%	8/20/62	882,615	890,972	(a)
Government National Mortgage Association (GNMA), 2012-H23 SA	0.732%	10/20/62	741,259	744,502	(a)(h)
Government National Mortgage Association (GNMA), 2012-H23 WA	0.722%	10/20/62	907,270	917,098	(a)
Granite Mortgages PLC, 2003-2 1A3	0.802%	7/20/43	49,392	48,978	(a)(b)
Granite Mortgages PLC, 2004-1 2A1	0.600%	3/20/44	86,621	85,893	(a)
Granite Mortgages PLC, 2004-3 2A1	0.560%	9/20/44	32,446	32,174	(a)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.664%	2/25/35	161,067	131,471	(a)(b)(h)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.554%	3/25/35	894,683	752,091	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.554%	9/25/35	201,966	174,588	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.604%	4/25/36	430,244	362,375	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.814%	1/19/35	388,373	392,011	(a)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.553%	1/19/35	224,811	153,202	(a)
Harborview Mortgage Loan Trust, 2005-14 3A1A	2.974%	12/19/35	198,304	170,743	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.524%	3/25/36	1,981,783	1,374,360	(a)
Indymac Index Mortgage Loan Trust, 2004-AR07 A2	1.064%	9/25/34	263,255	198,179	(a)
Indymac Index Mortgage Loan Trust, 2004-AR08 2A2A	1.004%	11/25/34	71,644	59,426	(a)
Indymac Index Mortgage Loan Trust, 2004-AR12 A1	0.984%	12/25/34	89,595	68,584	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.779%	10/25/35	583,186	498,803	(a)
JPMorgan Mortgage Trust, 2005-A3 3A4	2.528%	6/25/35	400,000	400,273	(a)
Luminent Mortgage Trust, 2006-2 A1A	0.404%	2/25/46	896,191	631,803	(a)
MASTR ARM Trust, 2003-6 2A1	2.510%	12/25/33	168,911	165,783	(a)
MASTR ARM Trust, 2004-7 6M1	0.854%	8/25/34	519,619	483,601	(a)
MASTR Asset Securitization Trust, 2003-11 6A16	5.250%	12/25/33	130,441	134,387
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.554%	5/25/35	1,349,786	1,135,176	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.053%	5/25/36	484,907	462,639	(a)(b)

See Notes to Financial Statements.

14	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
MASTR Reperforming Loan Trust, 2006-2 2A1	3.165%	5/25/36	173,706	$ 156,626	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.464%	3/25/36	359,907	249,085	(a)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	2.923%	5/25/36	960,515	738,026	(a)
Residential Accredit Loans Inc., 2004-QA2 A2	0.644%	6/25/34	591,424	556,649	(a)
Residential Accredit Loans Inc., 2005-QO4 2A1	0.484%	12/25/45	425,656	312,296	(a)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.350%	4/25/31	760,815	746,072	(a)
Structured ARM Loan Trust, 2004-09XS A	0.574%	7/25/34	809,930	759,205	(a)
Structured ARM Loan Trust, 2004-20 1A1	2.630%	1/25/35	170,208	145,826	(a)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1	0.803%	7/19/34	528,707	516,184	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1, IO	0.434%	2/25/36	841,527	577,461	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.414%	4/25/36	361,373	247,182	(a)
Structured Asset Securities Corp., 1998-03 M1	1.204%	3/25/28	83,306	80,953	(a)
Structured Asset Securities Corp., 1998-08 M1	1.144%	8/25/28	243,448	240,270	(a)
Structured Asset Securities Corp., 1998-2 M1	1.304%	2/25/28	42,160	41,947	(a)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	93,964	93,846
Structured Asset Securities Corp., 2005-RF1 A	0.554%	3/25/35	262,271	213,950	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.554%	4/25/35	280,259	229,943	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.554%	6/25/35	261,196	211,789	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.482%	6/25/35	3,988,601	3,567,402	(a)(b)
WaMu Mortgage Pass-Through Certificates, 2003-AR11 A6	2.467%	10/25/33	384,825	394,412	(a)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.442%	1/25/35	205,040	206,457	(a)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.694%	10/25/45	318,976	247,677	(a)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	2.310%	3/25/37	186,180	145,193	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.987%	7/25/47	1,220,569	1,043,417	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 2A	2.212%	7/25/47	561,743	407,532	(a)
Washington Mutual Inc., 2004-AR11	2.446%	10/25/34	254,327	256,713	(a)
Washington Mutual Inc., 2004-AR12 A2A	0.640%	10/25/44	217,598	206,918	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-AR8	0.564%	10/25/45	747,935	647,138	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	574,434	571,302	(a)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	15

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.524%	1/25/45	37,075	$ 35,396	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A2A3	0.604%	1/25/45	166,438	158,074	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR08 1A3	2.682%	8/25/46	325,259	278,250	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR11 1A	1.138%	9/25/46	487,500	416,050	(a)
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.506%	10/25/33	158,074	162,970	(a)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR08 2AB3	0.564%	7/25/45	480,500	446,212	(a)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR02 A1A	1.117%	4/25/46	272,109	184,411	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-DD 1A1	2.615%	1/25/35	578,667	581,190	(a)
Total Collateralized Mortgage Obligations (Cost — $40,816,602)				41,029,736
Collateralized Senior Loans — 4.9%
Consumer Discretionary — 1.7%
Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Operating Co., Extended Term Loan B6	5.454%	1/26/18	276,565	256,928	(i)
Media — 1.1%
Charter Communications Operating LLC, Extended Term Loan C	3.460%	9/6/16	154,275	155,185	(i)
Charter Communications Operating LLC, Term Loan D	4.000%	5/15/19	496,250	499,178	(i)
Univision Communications Inc., Extended Term Loan	4.454%	3/31/17	799,454	804,508	(i)
Total Media				1,458,871
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Extended Term Loan	4.000%	5/16/18	465,000	470,057	(i)
Total Consumer Discretionary				2,185,856
Consumer Staples — 1.1%
Food Products — 0.8%
Del Monte Foods Co., Term Loan B	4.000%	3/8/18	958,759	968,247	(i)
Household Products — 0.3%
Visant Corp., Term Loan B	5.250%	12/22/16	459,604	446,869	(i)
Total Consumer Staples				1,415,116
Health Care — 1.0%
Biotechnology — 0.8%
Exopack LLC, Term Loan B	6.500%	5/31/17	985,000	996,081	(i)

See Notes to Financial Statements.

16	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — 0.2%
Emergency Medical Services Corp., Term Loan B	4.000%	5/25/18	242,983		$ 246,324	(i)
Total Health Care					1,242,405
Industrials — 0.2%
Road & Rail — 0.2%
Hertz Corp., Term Loan	3.750%	3/9/18	245,625		247,544	(i)
Information Technology — 0.3%
IT Services — 0.3%
First Data Corp., Extended Term Loan B	4.204%	3/23/18	301,701		301,286	(i)
Telecommunication Services — 0.6%
Diversified Telecommunication Services — 0.6%
Intelsat Jackson Holdings Ltd., Term Loan	4.500%	4/2/18	740,625		753,123	(i)
Total Collateralized Senior Loans (Cost — $5,846,901)					6,145,330
Mortgage-Backed Securities — 2.5%
GNMA — 2.5%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	355,601		423,464
Government National Mortgage Association (GNMA) II	1.260%	8/20/58	172,770		176,271	(a)
Government National Mortgage Association (GNMA) II	1.600%	10/20/59- 1/20/60	1,018,757		1,052,703	(a)
Government National Mortgage Association (GNMA) II	3.200%	10/20/59	76,472		81,281	(a)
Government National Mortgage Association (GNMA) II	1.570%	12/20/59	786,259		810,907	(a)
Government National Mortgage Association (GNMA) II	1.571%	12/20/59	232,459		239,468	(a)
Government National Mortgage Association (GNMA) II	1.392%	7/20/60	187,544		192,994	(a)
Government National Mortgage Association (GNMA) II	1.434%	7/20/60	193,543		198,294	(a)
Total Mortgage-Backed Securities (Cost — $3,127,029)					3,175,382
Municipal Bonds — 0.8%
Florida — 0.5%
Southwest Student Services Corp.	0.077%	12/1/18	600,000		552,452	(a)(j)
North Carolina — 0.3%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.351%	10/25/41	400,000		407,472	(a)
Total Municipal Bonds (Cost — $899,097)					959,924
Sovereign Bonds — 4.6%
Brazil — 2.7%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	421,000	BRL	211,487

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	17

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,902,000	BRL	$2,991,583
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	605,000	BRL	304,463
Total Brazil					3,507,533
Mexico — 0.8%
Mexican Bonos, Bonds	6.500%	6/9/22	7,270,000	MXN	658,159
United Mexican States, Medium-Term Notes	6.750%	9/27/34	265,000		353,775
Total Mexico					1,011,934
Russia — 0.4%
Russian Foreign Bond — Eurobond	12.750%	6/24/28	254,000		486,410	(b)
Venezuela — 0.7%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	912,000		864,120	(b)
Total Sovereign Bonds (Cost — $5,863,704)					5,869,997
U.S. Government & Agency Obligations — 0.2%
U.S. Government Obligations — 0.2%
U.S. Treasury Bonds	3.125%	2/15/42	190,000		190,979
U.S. Treasury Notes	0.500%	7/31/17	50,000		49,723
Total U.S. Government & Agency Obligations (Cost — $256,057)					240,702

			Shares
Common Stocks — 0.0%
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc.			22		1,570	*
Marine — 0.0%
DeepOcean Group Holding AS			3,101		61,489	(g)(h)
Total Common Stocks (Cost — $73,834)					63,059

			Face Amount
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes (Cost — $35,038)	7.000%	1/31/20	214,800		23,477	(b)

		Expiration Date	Warrants
Warrants — 0.0%
SemGroup Corp. (Cost — $0)		11/30/14	122		3,354	*(g)
Total Investments before Short-Term Investments (Cost — $122,287,297)					125,291,831

See Notes to Financial Statements.

18	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

March 31, 2013

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 3.5%
Repurchase Agreements — 3.5%
Barclays Capital Inc. repurchase agreement dated 3/28/13; Proceeds at maturity — $3,400,042; (Fully collateralized by U.S. government obligations, 1.000% due 8/31/16; Market value — $3,468,000)	0.110%	4/1/13	3,400,000	$ 3,400,000
State Street Bank & Trust Co. repurchase agreement dated 3/28/13; Proceeds at maturity — $992,001; (Fully collateralized by U.S. government agency obligations, 1.960% due 11/7/22; Market value — $1,012,878)	0.010%	4/1/13	992,000	992,000
Total Short-Term Investments (Cost — $4,392,000)				4,392,000
Total Investments — 102.6% (Cost — $126,679,297#)				129,683,831
Liabilities in Excess of Other Assets — (2.6)%				(3,277,345)
Total Net Assets — 100.0%				$126,406,486

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(e)	Security has no maturity date. The date shown represents the next call date.
(f)	The coupon payment on these securities is currently in default as of March 31, 2013.
(g)	Illiquid security.
(h)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).
(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(j)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule :

	ARM	— Adjustable Rate Mortgage
	BRL	— Brazilian Real
	IO	— Interest Only
	MXN	— Mexican Peso
	PAC	— Planned Amortization Class
	STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	19

Statement of assets and liabilities (unaudited)

March 31, 2013

Assets:
Investments, at value (Cost — $126,679,297)	$129,683,831
Foreign currency, at value (Cost — $319)	268
Cash	175
Interest receivable	781,261
Deposits with brokers for swap contracts	500,000
Swaps, at value	123,047
Receivable for securities sold	85,739
Deposits with brokers for open futures contracts	40,892
Receivable for open swap contracts	11,197
Receivable from broker — variation margin on open futures contracts	703
Prepaid expenses	1,479
Other receivables	10,650
Total Assets	131,239,242

Liabilities:
Payable for open reverse repurchase agreements	3,994,346
Swaps, at value (premiums paid — $2,876)	535,009
Payable for open swap contracts	126,839
Investment management fee payable	83,016
Interest payable	7,828
Accrued expenses	85,718
Total Liabilities	4,832,756
Total Net Assets	$126,406,486

Net Assets:
Par value ($0.001 par value; 6,667,962 shares issued and outstanding; 100,000,000 shares authorized)	$ 6,668
Paid-in capital in excess of par value	131,806,471
Undistributed net investment income	2,845,109
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(10,840,498)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	2,588,736
Total Net Assets	$126,406,486

Shares Outstanding	6,667,962

Net Asset Value	$18.96

See Notes to Financial Statements.

20	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2013

Investment Income:
Interest	$3,371,873

Expenses:
Investment management fee (Note 2)	485,988
Excise tax (Note 1)	108,322
Audit and tax	40,309
Interest expense (Note 3)	22,468
Shareholder reports	18,791
Legal fees	15,358
Transfer agent fees	14,248
Stock exchange listing fees	10,596
Directors’ fees	9,468
Fund accounting fees	5,963
Custody fees	5,764
Insurance	1,759
Miscellaneous expenses	4,842
Total Expenses	743,876
Net Investment Income	2,627,997

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(374,902)
Futures contracts	(38,947)
Written options	113,888
Swap contracts	(165,563)
Foreign currency transactions	(29,369)
Net Realized Loss	(494,893)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	3,971,350
Futures contracts	9,998
Written options	(111,428)
Swap contracts	237,987
Foreign currencies	2,375
Change in Net Unrealized Appreciation (Depreciation)	4,110,282
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	3,615,389
Increase in Net Assets From Operations	$6,243,386

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	21

Statements of changes in net assets

For the Six Months Ended March 31, 2013 (unaudited) and the Year Ended September 30, 2012	2013	2012

Operations:
Net investment income	$ 2,627,997	$ 6,011,612
Net realized loss	(494,893)	(2,170,562)
Change in net unrealized appreciation (depreciation)	4,110,282	12,515,205
Increase in Net Assets From Operations	6,243,386	16,356,255

Distributions to Shareholders From (Note 1):
Net investment income	(2,898,927)	(5,356,963)
Decrease in Net Assets From Distributions to Shareholders	(2,898,927)	(5,356,963)

Fund Share Transactions:
Proceeds from shares issued on reinvestment of distribution (6,635 and 2,579 shares issued, respectively)	121,907	46,687
Increase in Net Assets From Fund Share Transactions	121,907	46,687
Increase in Net Assets	3,466,366	11,045,979

Net Assets:
Beginning of period	122,940,120	111,894,141
End of period*	$126,406,486	$122,940,120
* Includes undistributed net investment income of:	$2,845,109	$3,116,039

See Notes to Financial Statements.

22	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2013[1,2]	2012[2]	2011[2]	2010[2]	2009[2]	2008[2]

Net asset value, beginning of period	$18.46	$16.80	$17.05	$15.18	$15.12	$18.85

Income (loss) from operations:
Net investment income	0.39	0.90	0.86	0.82	0.75	0.96
Net realized and unrealized gain (loss)	0.55	1.56	(0.43)	1.66	0.04	(3.57)
Total income (loss) from operations	0.94	2.46	0.43	2.48	0.79	(2.61)

Less distributions from:
Net investment income	(0.44)	(0.80)	(0.64)	(0.67)	(0.68)	(0.96)
Net realized gains	—	—	(0.04)	—	(0.05)	(0.16)
Total distributions	(0.44)	(0.80)	(0.68)	(0.67)	(0.73)	(1.12)
Increase in net asset value due to shares repurchased in tender offer	—	—	—	0.06	—	—
Net asset value, end of period	$18.96	$18.46	$16.80	$17.05	$15.18	$15.12
Market price, end of period	$18.89	$18.45	$15.43	$15.86	$13.78	$12.00
Total return, based on NAV[3,4]	5.12%	15.05%	2.45%	17.08%	5.91%	(14.40)%[5]
Total return, based on Market Price[6]	4.86%	25.59%	1.44%	20.40%	22.20%	(23.67)%[5]
Net assets, end of period (000s)	$126,406	$122,940	$111,894	$113,535	$126,385	$125,879

Ratios to average net assets:
Gross expenses	1.20%[7]	1.20%	0.99%	1.09%	1.16%	1.06%
Net expenses[8]	1.20 [7]	1.20	0.99	1.09	1.16	1.06
Net investment income	4.23 [7]	5.17	4.91	5.09	5.41	5.59

Portfolio Turnover Rate	3%	18%	31%	43%	68%[9]	77%[9]

[1]	For the six months ended March 31, 2013 (unaudited).
[2]	Per share amounts have been calculated using the average shares method.
[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
[5]	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.
[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.
[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 146% and 205% for the year ended September 30, 2009 and 2008, respectively.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	23

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

24	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	25

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$ 41,512,730	—	$ 41,512,730
Asset-backed securities	—	26,268,140	—	26,268,140
Collateralized mortgage obligations	—	41,029,736	—	41,029,736
Collateralized senior loans	—	6,145,330	—	6,145,330
Mortgage-backed securities	—	3,175,382	—	3,175,382
Municipal bonds	—	959,924	—	959,924
Sovereign bonds	—	5,869,997	—	5,869,997
U.S. government & agency obligations	—	240,702	—	240,702
Common stocks	$1,570	—	$61,489	63,059
Convertible bonds & notes	—	23,477	—	23,477
Warrants	—	3,354	—	3,354
Total long-term investments	$1,570	$125,228,772	$61,489	$125,291,831
Short-term investments†	—	4,392,000	—	4,392,000
Total investments	$1,570	$129,620,772	$61,489	$129,683,831
Other financial instruments:
Interest rate swaps	—	123,047	—	123,047
Total	$1,570	$129,743,819	$61,489	$129,806,878

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$2,907	—	—	$ 2,907
Interest rate swaps	—	$520,875	—	520,875
Credit default swaps on corporate issues — buy protection‡	—	14,134	—	14,134
Total	$2,907	$535,009	—	$537,916

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an

26	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	27

Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the

28	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the six months ended March 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values,

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	29

particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the

30	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	31

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

32	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(k) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Fund held credit default swaps and interest rate swaps with credit related contingent features which had a liability position of $535,009 If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of March 31, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	33

of these derivatives amounting to $500,000, which could be used to reduce the required payment.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend

34	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $108,322 of Federal excise taxes attributable to calendar year 2012 in March 2013.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore do not receive any

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	35

compensation from the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a subadvisory fee of 0.30% on assets managed by Western Asset Limited and Western Singapore, respectively.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$ 3,494,490	$457,392
Sales	11,869,731	102,276

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,415,077
Gross unrealized depreciation	(7,410,543)
Net unrealized appreciation	$ 3,004,534

Transactions in reverse repurchase agreements for the Fund during the six months ended March 31, 2013 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$5,232,554	0.85%	$6,263,054

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements was 0.85% during the six months ended March 31, 2013. Interest expense incurred on reverse repurchase agreements totaled $22,468.

At March 31, 2013, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Deutsche Bank	0.85%	1/8/2013	4/3/2013	$3,994,346

36	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

On March 31, 2013, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $4,178,058.

At March 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 10-Year Notes	5	6/13	$657,015	$659,922	$(2,907)

During the six months ended March 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of September 30, 2012	28,669,000	$ 120,768
Options written	—	—
Options closed	(28,669,000)	(120,768)
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of March 31, 2013	—	—

At March 31, 2013, the Fund held the following open swap contracts:

INTEREST RATE SWAPS

Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$ 5,000,000	9/6/14	0.633% Semi-Annually	3-Month LIBOR	—	$ (18,292)
Barclays Capital Inc.	12,018,000	8/13/15	0.637% Semi-Annually	3-Month LIBOR	—	(39,602)
Barclays Capital Inc.	10,000,000	6/14/16	1.785% Semi-Annually	3-Month LIBOR	—	(390,787)
Barclays Capital Inc.	7,417,000	8/13/18	1.285% Semi-Annually	3-Month LIBOR	—	67,716
Barclays Capital Inc.	2,500,000	9/7/22	1.670% Semi-Annually	3-Month LIBOR	—	55,331
Credit Suisse First Boston Inc.	5,000,000	5/10/22	1.985% Semi-Annually	3-Month LIBOR	—	(53,653)
Morgan Stanley & Co. Inc.	10,000,000	10/18/13	0.658% Semi-Annually	3-Month LIBOR	—	(18,541)
Total	$51,935,000				—	$(397,828)

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	37

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION1

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at March 31, 2013[3]	Periodic Payments Made by the Fund†	Market Value[4]	Upfront Premiums Paid (Received)	Unrealized (Depreciation)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$ 90,000	3/20/15	1.31%	5.000% quarterly	$ (6,471)	$ 345	$ (6,816)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	120,000	3/20/20	4.17%	5.000% quarterly	(5,746)	2,202	(7,948)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	20,000	3/20/15	1.31%	5.000% quarterly	(1,438)	107	(1,545)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/20	4.17%	5.000% quarterly	(479)	222	(701)
Total	$240,000				$(14,134)	$2,876	$(17,010)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

38	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2013.

ASSET DERIVATIVES1

Interest Rate Risk
Swap contracts[2]	$123,047

LIABILITY DERIVATIVES1

	Interest Rate Risk	Credit Risk	Total
Futures contracts[3]	$ 2,907	—	$ 2,907
Swap contracts[2]	520,875	$14,134	535,009
Total	$523,782	$14,134	$537,916

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.
[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$ 113,888	—	—	$ 113,888
Futures contracts	(38,947)	—	—	(38,947)
Forward foreign currency contracts	—	$(31,261)	—	(31,261)
Swap contracts	(157,614)	—	$(7,949)	(165,563)
Total	$ (82,673)	$(31,261)	$(7,949)	$(121,883)

Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report	39

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written Options	$(111,428)	—	—	$(111,428)
Futures Contracts	9,998	—	—	9,998
Forward Foreign Currency Contracts	—	$1,503	—	1,503
Swap Contracts	261,127	—	$(23,140)	237,987
Total	$ 159,697	$1,503	$(23,140)	$ 138,060

During the six months ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$ 3,698
Futures contracts (to buy)†	9,258,761
Futures contracts (to sell)	1,005,739
Forward foreign currency contracts (to buy)†	164,312
Forward foreign currency contracts (to sell)†	290,584

Average Notional Balance
Interest rate swap contracts	$83,484,286
Credit default swap contracts (to buy protection)	300,000

†  At March 31, 2013, there were no open positions held in this derivative.

5. Distributions subsequent to March 31, 2013

On February 14, 2013, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0725 per share, payable on March 22, 2013, April 26, 2013 and May 31, 2013 to shareholders of record on March 15, 2013, April 19, 2013 and May 24, 2013, respectively. The April and May record date distributions were made subsequent to the period end of this report.

On May 17, 2013, the Board declared three distributions, each in the amount of $0.0725 per share, payable on June 28, 2013, July 26, 2013 and August 30, 2013 to shareholders of record on June 21, 2013, July 19, 2013 and August 23, 2013, respectively.

40	Western Asset Variable Rate Strategic Fund Inc. 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

6. Capital loss carryforward

As of September 30, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
No Expiration	$(5,239,040)*
9/30/2019	(4,735,221)
$(9,974,261)

These amounts will be available to offset any future taxable capital gains.
*

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Western Asset Variable Rate Strategic Fund Inc.	41

Commodity exchange act regulation exclusion (unaudited)

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

42	Western Asset Variable Rate Strategic Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Variable Rate Strategic Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore,” and, together with Western Asset and Western Asset London, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2012, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager,

Western Asset Variable Rate Strategic Fund Inc.	43

each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act. The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London and Western Asset Singapore. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties

44	Western Asset Variable Rate Strategic Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision Western Asset London and Western Asset Singapore help to provide certain investment sub-advisory services to the Fund pursuant to separate Sub-Advisory Agreements with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

In evaluating the nature, extent and quality of the investment advisory and other services provided, and which are expected to be provided, to the Fund pursuant to the Management Agreement and the Sub-Advisory Agreements, the Board inquired as to any impact on the Fund’s operations of significant changes in the senior management of the Manager and Legg Mason and other personnel providing services to the Fund during the past two years to the date of the Contract Renewal Meeting, including the resignation of Legg Mason’s Chief Executive Officer (“CEO”). At the Contract Renewal Meeting, the interim CEO and other senior representatives of Legg Mason and the Manager discussed these changes with the Board and assured the Board that such changes have not resulted, and are not expected in the future to result, in any diminution in the nature, extent or quality of services provided to the Fund and that the Board of Directors of Legg Mason had undertaken a search for a permanent CEO. In addition, the Board inquired as to published reports speculating that control of Legg Mason, the Manager or certain affiliates of Legg Mason, including the Sub-Advisers, might change. The senior representatives of Legg Mason discussed these published reports with the Board, confirming Legg Mason’s continuing commitment to its current business model and its affiliations with the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The

Western Asset Variable Rate Strategic Fund Inc.	45

Performance Universe included the Fund and all leveraged global income closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2012 was ranked seventh among the eight funds in the Performance Universe for that period; the Fund’s performance for the 3-year period ended June 30, 2012 was ranked sixth among the seven funds in the Performance Universe for that period; and the Fund’s performance for the 5-year period was ranked sixth (i.e., worst) among the six funds in the Performance Universe for that period. The Fund’s performance was worse than the median performance for the Performance Universe for each of the 1-, 3- and 5-year periods. The Board considered the Manager’s explanation of the Fund’s underperformance relative to the Performance Universe for all periods. Among other things, the Manager noted that, unlike the other Performance Universe Funds, at least 80% of the Fund’s assets generally must be invested in floating rate instruments. According to the Manager, this requirement put the Fund at a disadvantage relative to the other Performance Universe funds in the declining global base interest rate environment during the past five years. The Manager noted that, after a five-year period of reductions and reaching a low in 2009, the Fund’s dividend was increased beginning in May 2011 (due, in part, to support provided by non-agency mortgage positions which detracted from the Fund’s performance in 2009 and 2010). Performance during 2012 to-date was improved by the Fund’s returns in both credit and non-agency mortgage sectors and the dividend was raised again in 2012. The Board noted that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. The Board also considered the Fund’s performance relative to its benchmarks and its strong performance in absolute terms.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and

46	Western Asset Variable Rate Strategic Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset Singapore under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset Singapore does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and three other leveraged global income closed-end funds, as classified by Lipper. The Expense Universe had net common share assets ranging from the Fund’s $117.3 million to $381.5 million.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Fund’s contractual Management Fee and the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) on the basis of common share assets only each was ranked first (i.e., lowest) among the funds in the Expense Universe and that the Fund’s actual Management Fee compared on the basis of common and leveraged assets was ranked second among the funds in the Expense Universe. The Fund’s actual total expenses were ranked first among the funds in the Expense Universe based upon common share assets only and ranked second among the funds in the Expense Universe based upon common and leveraged assets. Each expense component was better than the Expense Universe median for that component. The Board noted, among other things, the small number of funds in the Expense Universe, which included another Legg Mason Closed-end Fund managed by Western Asset, made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services

Western Asset Variable Rate Strategic Fund Inc.	47

provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2012 and March 31, 2011. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for Western Asset London and Western Asset Singapore are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had declined by 2 percent during the period covered by the analysis. Under the circumstances, the Board concluded that the Manager’s profitability remained at a reasonable level in light of the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

48	Western Asset Variable Rate Strategic Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Variable Rate Strategic Fund Inc.	49

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Variable Rate Strategic Fund Inc. was held on January 25, 2013 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Paolo M. Cucchi	3,292,637	148,280
Riordan Roett	3,296,515	144,402
Jeswald W. Salacuse	3,287,252	153,665

At March 31, 2013, in addition to Paolo M. Cucchi, Riordan Roett and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Leslie H. Gelb
R. Jay Gerken
William R. Hutchinson
Eileen A. Kamerick*

*  Effective February 1, 2013, Ms. Kamerick became a Director.

50	Western Asset Variable Rate Strategic Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions, on your common shares (the “Common Shares”) will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the holders of Common Shares (the “Common Shareholders”) (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

1. If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange (the “Exchange”) trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

2. If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in noncertificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

Western Asset Variable Rate Strategic Fund Inc.	51

You may withdraw from the Plan by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Western Asset

Variable Rate Strategic Fund Inc.

Directors	Western Asset Variable Rate Strategic Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Eileen A. Kamerick*	Subadvisers	New York, NY 10017
Riordan Roett	Western Asset Management Company
Jeswald W. Salacuse	Western Asset Management Company Limited	New York Stock Exchange Symbol
	Western Asset Management Company Pte. Ltd.	GFY
Officers
R. Jay Gerken	Custodian
President and	State Street Bank and Trust Company
Chief Executive Officer	1 Lincoln Street
Richard F. Sennett	Boston, MA 02111
Principal Financial Officer
Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company
Vanessa A. Williams	6201 15th Avenue
Identity Theft	Brooklyn, NY 11219
Prevention Officer
Robert I. Frenkel
Secretary and
Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

*  Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and
Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•       Personal information included on applications or other forms;

•       Account balances, transactions, and mutual fund holdings and positions;

•       Online account access user IDs, passwords, security challenge question responses; and

•       Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•       Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•       Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•       The Funds’ representatives such as legal counsel, accountants and auditors; and

•       Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and
Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.lmcef.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

WAS04036 5/13 SR13-1924

ITEM 2.                                                  CODE OF ETHICS.

Not applicable.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                                                  INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                           EXHIBITS.

(a) (1)               Not applicable.

Exhibit 99.CODE ETH

(a) (2)               Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Variable Rate Strategic Fund Inc.

Date:	May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset Variable Rate Strategic Fund Inc.

Date:	May 24, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset Variable Rate Strategic Fund Inc.

Date:	May 24, 2013